Exhibit 10.30

OCTOBER 2013 MODIFICATION OF LOAN DOCUMENTS

Dated as of October 24, 2013

This OCTOBER 2013 MODIFICATION OF LOAN DOCUMENTS (this “Agreement” or this “Modification”) by and among TANGER PROPERTIES LIMITED PARTNERSHIP, a North Carolina limited partnership, in its capacity as the borrower under the Credit Agreement referenced below (in such capacity, the “Borrower”), the “Guarantors” identified on the signature pages attached hereto, BANK OF AMERICA, N.A., a national banking association, in its capacity as administrative agent under the Credit Agreement (the “Administrative Agent”) and the “Lenders” party to the Credit Agreement and identified on the signature pages hereto, is with respect to that certain Amended and Restated Credit Agreement dated as of November 10, 2011 among the Borrower, Guarantors, Administrative Agent, Lenders, BANK OF AMERICA MERRILL LYNCH, WELLS FARGO SECURITIES, LLC, and US BANK NATIONAL ASSOCIATION, as Joint Bookrunners and Joint Lead Arrangers, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent, US BANK NATIONAL ASSOCIATION, as Syndication Agent, SUNTRUST BANK, as Documentation Agent and BRANCH BANKING AND TRUST COMPANY, as Documentation Agent (“Original Credit Agreement”), as modified by that certain letter agreement dated as of December 11, 2012 (the “Modification Letter”), as modified by that certain May 2013 Modification of Loan Documents dated as of May 8, 2013 (“May 2013 Modification”; collectively, with the Original Credit Agreement and Modification Letter, as the same may have been or may be amended, restated, supplemented or otherwise modified, the “Credit Agreement”) and is an amendment to and modification of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents referenced therein, as set forth below. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement, as amended hereby.

WHEREAS, Borrower and Guarantors have requested that the Administrative Agent and the Lenders modify certain terms and provisions of the Loan Documents as set forth herein, including, for the purpose of, among other things, extending the maturity date of the Loans and changing the pricing applicable thereto. The Administrative Agent and Lenders are willing to make such modifications subject to the satisfaction of certain conditions precedent as set forth herein and subject to Borrower and Guarantors making the representations and assurances hereinafter set forth and agreeing to the covenants, terms and conditions set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.    Amendments to Credit Agreement. The Credit Agreement is hereby modified as follows:

(a)    The definition of the terms “Applicable Rate,” “Extended Maturity Date,” “Initial Maturity Date,” “Interest Period,” and “Negative Pledge” set forth in Section 1.01 of the Credit Agreement are hereby deleted in their entirety and replaced with the following (as applicable):

““Applicable Rate” means, from time to time, the following percentages per annum, based upon the Debt Rating as set forth below:

Pricing Level	Borrower Debt Rating	Eurodollar Applicable Spread	Base Rate Applicable Spread	Facility Fee	All-in Drawn Eurodollar Spread

1	A-/A3	0.925%	0.000%	0.125%	1.050%
2	BBB+/Baa1	1.000%	0.100%	0.150%	1.150%
3	BBB/Baa2	1.100%	0.250%	0.200%	1.300%
4	BBB-/Baa3	1.300%	0.500%	0.250%	1.550%
5	<BBB-/.Baa3	1.700%	0.850%	0.300%	2.000%

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

“Debt Rating” means, as of any date of determination, the rating as determined by either S&P or Moody's (collectively, the “Debt Ratings”) of the Borrower's non-credit-enhanced, senior unsecured long-term debt; provided that (a) if the respective Debt Ratings issued by the foregoing rating agencies differ by one level, then the Pricing Level for the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 5 being the lowest); (b) if there is a split in Debt Ratings of more than one level, then the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply; (c) if the Borrower has only one Debt Rating, the Pricing Level that is attributable to such Debt Rating shall apply; and (d) if the Borrower does not have any Debt Rating, Pricing Level 5 shall apply.
As of October 24, 2013, the Applicable Rate shall be based upon Pricing Level 2. Any change in the Borrower’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Borrower that the Borrower’s Credit Rating has changed; provided, however, if the Borrower has not delivered the notice required by such Section but the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion, adjust the Level effective as of the first day of the first calendar month following the date the Administrative Agent becomes aware that the Borrower’s Credit Rating has changed.”

““Extended Maturity Date” means October 24, 2018.”

““Initial Maturity Date” means October 24, 2017.”

““Interest Period” means (a) as to each Eurodollar Rate Loan other than a Eurodollar Margin Bid Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one (1) week, one (1), two (2), three (3), six (6) or twelve (12) months thereafter, as selected by the Borrower in its loan notice (and subject to the terms set forth below), (b) as to each Eurodollar Margin Bid Loan, the period commencing on the date such Eurodollar Margin Bid Loan is disbursed as a Eurodollar Margin Bid Loan and ending on the date one (1), two (2), three (3) or six (6) months thereafter, as selected by the Borrower in its Bid Request (and subject to the terms set forth below) and (c) as to each Absolute Rate Loan, a period of not less than 14 days and not more than 180 days as selected by the Borrower in its Bid Request; provided that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;
(c)    no Interest Period shall extend beyond the Maturity Date; and
(d)    a period of twelve (12) months shall be deemed, as used in connection with the term “Interest Period”, to be equal to 364 days and any period in excess of six (6) months shall only be available to the Borrower to the extent available from and consented to by each Lender.”

““Negative Pledge” shall mean with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which (a) prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

or any other Person or (b) requires the grant of any security for such obligation if security is given for some other obligation; provided, however, that an agreement that conditions a Person’s ability to borrow money or continue to borrow money upon the maintenance of one or more specified ratios and that does not generally prohibit the encumbrance of such Person’s assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge.”

(b)    The references to “.0725” contained in clause (b)(ii) of the definitions of the terms “Adjusted Unencumbered Asset Value” and “Total Adjusted Asset Value” contained in Section 1.01 of the Credit Agreement are hereby deleted and replaced with references to “0.0675.”

(c)    The text of Section 2.02(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a)    Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of Eurodollar Rate Committed Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans denominated in Dollars or of any conversion of Eurodollar Rate Loans denominated in Dollars to Base Rate Committed Loans, (ii) four Business Days prior to the requested date of any Borrowing or continuation of Eurodollar Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Committed Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in the Dollar Equivalent of a principal amount of at least $1,000,000. Except as provided in Sections 2.04(c) and 2.05(c), each Borrowing of or conversion to Base Rate Committed Loans shall be in a principal amount of at least $500,000. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of Eurodollar Rate Committed Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the currency of the Committed Loans to be borrowed. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be continued as the same Type of Committed Loan, each having the same Interest Period as the Committed Loans that are the subject of such continuation (e.g., a one-month Eurodollar Rate Committed Loan shall continue as a one-month Eurodollar Committed Loan); provided, however, that in the case of a failure to timely request a continuation of Committed Loans denominated in an Alternative Currency, such Loans shall be continued as Eurodollar Rate Loans in their original currency with an Interest Period of one month. Any such automatic conversion shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Committed Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Rate Committed Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Committed Loan may be converted into or continued as a Committed Loan denominated in a different currency, but instead must be prepaid in the original currency of such Committed Loan and reborrowed in the other currency.”

(d)    The text of Section 2.15(b)(iii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

“(iii)    the Borrower shall, at the Initial Maturity Date, deliver to the Administrative Agent (for the pro rata benefit of the Lenders based on their respective Commitments) an extension fee equal to fifteen basis points (0.15%) multiplied by the then-existing Aggregate Commitments (whether funded or unfunded).”

(e)    For purposes of clarification, Section 6.01(c) of the Credit Agreement, as modified by the Modification Letter, now reads as follows:

“(c)    no later than January 31 of each year, pro forma projected financial statements for the Parent and its Subsidiaries made in good faith, including anticipated sources and uses of cash for the four (4) calendar quarters constituting such calendar year, and no later than August 31 of each year preliminary pro forma projected sources and uses of cash for such parties made in good faith for the succeeding fiscal year.”

(f)    The text of Section 7.09 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Burdensome Agreements. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that (a) limits the ability (i) of any Wholly-Owned Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to the Borrower or any Guarantor or (ii) of any Wholly-Owned Subsidiary to Guarantee the Indebtedness of the Borrower, or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person; provided, that this Section 7.09 shall not be deemed to restrict the ability of the Borrower or any Exempt Subsidiary from entering into Contractual Obligations of any type related to secured financing transactions.”

(g)    The text of Section 7.11(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a)    Fair Market Minimum Net Worth. Borrower shall maintain a Fair Market Minimum Net Worth equal to or in excess of $1,200,000,000.”

(h)    The text of Section 7.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Negative Pledges. Enter into, assume or become subject to any Negative Pledge, other than Negative Pledges entered into in connection with Indebtedness that is otherwise permitted pursuant to Section 7.11 hereof, relating only to the properties or assets constructed or acquired in connection with such Indebtedness. Notwithstanding anything contained herein, this provision shall not be deemed to prohibit or restrict the Borrower’s ability to enter into Indebtedness that limits the Borrower’s ability to enter into Negative Pledges in a manner identical to, or no more restrictive than, this Section 7.13.”

2.    General Loan Document Modifications. In addition to the modifications set forth in Section 1 above, each of the Loan Documents is hereby amended (or, as applicable, further amended) in the following respects:

(a)    each reference contained in the Loan Documents to any other Loan Documents or the Loan Documents generally, is hereby deemed to be a reference to such document as amended, restated, extended, supplemented or modified by (as applicable) this Modification; and

(b)    this Modification shall be deemed to be included as a “Loan Document” in any and all references to the “Loan Documents” contained in any of the Loan Documents existing as of the date hereof or which are executed following the date hereof.

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

3.    Effect; Limitation of Modifications; Reaffirmation. The modifications set forth herein relate only to those provisions of the Credit Agreement specifically designated thereby and shall not be construed to extend to any other covenants, terms, conditions or provisions of the Credit Agreement or any of the other Loan Documents. All other terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect. In furtherance of the foregoing, except as specifically modified in connection herewith, each of the terms and conditions of the Credit Agreement and each other Loan Document are hereby ratified and confirmed by each of the undersigned and each such party hereby acknowledges and agrees that such documents shall remain in force and effect. Nothing contained herein shall in any way prejudice, impair or affect the rights and remedies of the Lenders under the Credit Agreement and each of the Loan Documents or the rights of the Borrower thereunder. The amendments and modifications contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. If any provision of any of this Modification or of any Loan Document, as amended hereby, is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

4.    Guaranties and Acknowledgements. Each Guarantor hereby consents to the modifications as set forth herein. Each Guarantor, by signature below as such, for a valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Modification and hereby declares to and agrees with the Lenders and Administrative Agent that (a) its Guaranty, as amended by this Modification, is and shall continue in full force and effect for the benefit of the Lenders and Administrative Agent, (b) there are no offsets, claims, counterclaims, cross-claims or defenses of such Guarantor with respect to its Guaranty, (c) that its Guaranty is not released, diminished or impaired in any way by this Modification or the transactions contemplated hereby, and (d) that its Guaranty, as modified hereby, is hereby ratified and confirmed in all respects.

5.    Conditions Precedent. The effectiveness of this Modification is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    a counterpart of this Modification duly executed by the Borrower, each Guarantor, the Administrative Agent and each of the Lenders; and

(b)    payment by Borrower to the Administrative Agent (for the benefit of the Lenders) of an extension/modification fee equal to $750,000.00 (15 basis points multiplied by the Aggregate Commitments);

(c)    payment by Borrower of (i) all other amounts payable by Borrower under or in connection with that certain fee letter among Borrower, Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated and dated as of September 26, 2013; (ii) all outstanding fees and expenses of the Administrative Agent and the Administrative Agent’s counsel incurred in connection with the preparation, review or negotiation of this Modification and all other amendments, restatements, supplements or negotiations related to the Loan Documents or the Loan and (ii) all other fees and expenses relating to the preparation, execution and delivery of this Modification or otherwise related to the Credit Agreement or the Loan Documents which are due and payable on the date hereof pursuant to the terms of any Loan Document (including, without limitation, any costs incurred for appraisals, insurance, tax services, engineering, inspections, searches and recording and attorneys’ fees incurred in connection with the above);

(d)    a current Certificate of Existence/Good Standing for the Borrower and each Guarantor, issued by the jurisdiction in which such entity is organized;

(e)    certificate of “no change” from the Borrower and each Guarantor, certifying that each such party’s organizational documents have not been amended since November 10, 2011, or have not been amended except to the extent of such amendments as have been attached to such certificates as have been provided to Administrative Agent in writing;

(f)    original counterparts of resolutions and an IRS form w-9 from the Borrower and each Guarantor, authorizing the execution and delivery of this Modification;

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

(g)    an opinion of oustside counsel for the Borrower and Guarantors as to the due authorization, effectiveness and enforceability of this Modification and the Credit Agreement as modified by this Modification with respect to such parties; and

(h)    such other documents, instruments and agreements as the Administrative Agent may reasonably request.

6.    GOVERNING LAW. THIS MODIFICATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

7.    Successors and Assigns. This Modification shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns (as and to the extent provided and permitted in the Credit Agreement). No party shall transfer or assign any of their respective rights or obligations hereunder without the prior written consent of the Administrative Agent.

8.    Execution of Future Documents. The Borrower and/or Guarantors will execute such additional documents as are reasonably requested by the Administrative Agent to reflect the terms and conditions of this Modification, and will cause to be delivered such additional certificates, legal opinions and other documents as are reasonably required by the Administrative Agent.

9.    Release. In consideration of the modifications set forth herein, Borrower and each Guarantor each hereby releases and holds harmless the Administrative Agent, the Lenders and each of their respective officers, employees and agents, from and against any claim, action, suit, demand, cost, expense or liability of any kind relating to the making of the Loans, the administration of it or any business communications and dealings between Borrower and/or Guarantors, on one hand, and the the Administrative Agent and/or the Lenders, on the other, concerning the Loan, the Loan Documents or the transactions documented, governed or evidenced thereby or contemplated therein.

10.    Defaults Under the Loan Documents. The failure of Borrower and/or any Guarantor to perform any of their respective obligations under this Modification or any of the other Loan Documents (following any applicable notice and cure periods) or the falsity of any representation or warranty made herein or the failure of Borrower and/or any Guarantor to advise Administrative Agent that a representation or warranty made herein is no longer true shall, at the option of the Administrative Agent and/or Lenders (as applicable under the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Agreement.

11.    Counterparts. This Modification may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Modification to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Modification shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
12.    No Novation. Borrower and Guarantors intend for the amendments to the Loan Documents to evidence an amendment to the terms of the existing indebtedness of Borrower and Guarantors to the Administrative Agent and Lenders and do not intend for such amendments to constitute a novation in any manner whatsoever.
13.    Fees and Expenses. The Borrower hereby agrees that all fees, expenses and costs incurred by the Administrative Agent or its counsel in reviewing, negotiating, preparing and granting the amendment set forth herein shall, to the extent not paid or invoiced as of the date hereof, be paid by it upon demand as fees, costs and expenses incurred in connection with the Credit Agreement.
14.    Amendments; Use of Terms. This Modification may not be supplemented, changed, waived, discharged, terminated, modified or amended except in written form executed by all parties hereto. Wherever in this Modification

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

any word or combination of words (including defined terms) connotes number or gender, such word or combination of words shall be deemed of such number (singular or plural) and such gender (masculine, neuter or feminine) as the context and circumstances may require. This Modification shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal and legal representatives, successors and assigns.
15.    Authority. Each of the undersigned hereby represents and warrants that he/she has the necessary power and authority to execute this Modification on behalf of the party for whom it is executed and that such action has been duly authorized by all necessary action of the party for whom it is executed prior to the date hereof.
16.    Final Agreement. This Modification represents the final agreement between the parties and supersedes all previous negotiations, discussions and agreements, contemporaneous or subsequent, between the parties, and no parol evidence of any prior or other agreement shall be permitted to contradict or vary their terms. There are no promises, terms, conditions or obligations other than those contained in this Modification. There are no unwritten oral agreements between the parties.
17.    Binding Effect. This Modification shall, upon satisfaction of the items set forth in Section 5 above, be effective as of the date set forth above. Thereafter, this Modification shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each Lender, each of the other parties to the Loan Documents and each of their respective successors and assigns.

[remainder of page left intentionally blank – signature pages to follow]

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

IN WITNESS WHEREOF, this Modification has been duly executed under seal as of the date and year first above written.

BORROWER:

Tanger Properties Limited Partnership, a North Carolina limited partnership

By: Tanger GP Trust, its sole general partner

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Vice President, Treasurer, Assistant Secretary

GUARANTORS:

Tanger Factory Outlet Centers, Inc., a North Carolina corporation By: /s/ Frank C. Marchisello, Jr. Frank C. Marchisello, Jr. Executive Vice President, Chief Financial Officer, Secretary

TWMB Associates, LLC,
a North Carolina limited liability company

By: Tanger Properties Limited Partnership, Its manager

By: Tanger GP Trust, Its sole general partner

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

COROC/Hilton Head I L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

[signature pages continue]

COROC/Hilton Head II L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

COROC/Lakes Region L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

COROC/Lincoln City L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

[signature pages continue]

COROC/Myrtle Beach L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

COROC/Park City L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

COROC/Rehoboth I L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

[signature pages continue]

COROC/ Rehoboth II L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386

COROC/ Rehoboth III L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

COROC/Riviera L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

[signature pages continue]

COROC/Tuscola L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

COROC/Westbrook I L.L.C.

By: COROC Holdings, LLC

By: Tanger COROC, LLC and Tanger COROC II, LLC

By: Tanger Devco, LLC their Manager

By: /s/ Frank C. Marchisello, Jr.
Frank C. Marchisello, Jr.
Executive Vice President, Chief Financial Officer, Secretary

[signature pages continue]

NPCHLT1:611083.3-TBF-(KMROCHEK) 900000-02386